SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant	☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
PERFORMANCE FUNDS TRUST
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if Other that the Registrant)
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Performance Funds Trust
Money Market Fund
U.S. Treasury Money Market Fund
Short Term Government Income Fund
Intermediate Term Income Fund
Large Cap Equity Fund
Mid Cap Equity Fund
Leaders Equity Fund
Strategic Dividend Fund

(the “Funds”)
3435 Stelzer Road
Columbus, Ohio 43219-3035
March 31, 2010

Dear Shareholder:

The Board of Trustees has called a special meeting of Shareholders (the “Special Meeting”) of the Performance Funds Trust (the “Trust”), representing the above referenced series, to take place on April 28, 2010, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 12:00 noon Eastern Standard Time.

The purpose of this meeting is to elect individuals to serve on the Board of Trustees (“Board”) and to approve amendment of the Trust’s Trust Instrument to allow the Board to terminate the Trust, or a series or class thereof, without obtaining shareholder approval.

Included with this letter are a Notice of Special Meeting of Shareholders, a Proxy Statement and a proxy card. Whether or not you plan to attend the Special Meeting in person, it is important that your shares are represented and voted by promptly voting, signing and returning the enclosed proxy card in the postage-paid envelope.

Your vote is important to us regardless of the size of your shareholdings and your prompt response will help us avoid the additional expense of further solicitation. As always, we thank you for your time and for your confidence and support.

Respectfully,

Teresa Thornhill
President
Performance Funds Trust

QUESTIONS AND ANSWERS

Q.	WHY AM I RECEIVING THIS BOOKLET?

A.	You are receiving these proxy materials — a booklet that includes the Proxy Statement and one or more proxy cards — because you have the right to vote on important proposals concerning your Fund(s). You are being asked to vote to elect each of the five individuals nominated to serve on the Board of Trustees. Three of the nominees currently serving as Trustees were elected by Shareholders in 2004. One nominee has served as a Trustee since 2008. The fifth nominee was elected to join the Board by the Trustees; however, federal law requires a Shareholder vote if less than two-thirds of the Trustees holding office have been elected by Shareholders. The second proposal, if approved, would permit the Board to amend the Trust Instrument to allow the Board to terminate the Trust, or a series or class thereof, without obtaining shareholder approval. The enclosed Proxy Statement provides additional information about the election of Trustees and the proposal that would authorize the Board of Trustees to amend the Trust Instrument.

Q.	WHY ARE MULTIPLE CARDS ENCLOSED?

A.	If you have more than one account in the Funds, you will receive a proxy card for each account that you own.

Q.	WHO IS ASKING FOR MY VOTE?

A.	The Board is sending this Proxy Statement and the enclosed proxy card to you and all other Shareholders of the Funds. The Board is soliciting your vote relating to the Special Meeting of the Funds to be held April 28, 2010.

Q.	WHO IS ELIGIBLE TO VOTE?

A.	Only shareholders of the Funds who owned shares on March 15, 2010 are eligible to vote.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	In order to conduct the Special Meeting, a quorum, as defined in the Proxy Statement, must be present, in person or by proxy. In the event that not enough shareholders return their proxies to achieve a quorum, we will be forced to incur additional expense associated with additional solicitations. In order to avoid additional costs to your Fund(s), please return the completed proxy ballot as soon as possible.

Q.	HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

A.	After careful consideration, the Board of Trustees of the Trust unanimously recommends that you vote “FOR’ all of the items on the enclosed proxy ballot. The Board also urges you to vote and return all the proxy ballot cards that you receive with this Proxy Statement.

Q.	I DON’T PLAN TO GO TO THE MEETING, HOW DO I VOTE MY SHARES?

A.	You may authorize your proxy by completing the enclosed proxy card(s) by dating, signing and returning it promptly in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the Proposal described in this Proxy Statement.

Q.	WHOM DO I CALL FOR MORE INFORMATION?

A.	Please call the Funds at 1-800-PERFORM. You also may view or obtain this and other documents from the Securities and Exchange Commission by phone: 1-800-SEC-0330, by email: publicinfo@sec.gov or via the internet: www.sec.gov.

THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT.

PERFORMANCE FUNDS TRUST
Money Market Fund
U.S. Treasury Money Market Fund
Short Term Government Income Fund
Intermediate Term Income Fund
Large Cap Equity Fund
Mid Cap Equity Fund
Leaders Equity Fund
Strategic Dividend Fund
(the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 28, 2010

TO THE SHAREHOLDERS OF THE FUNDS:

NOTICE IS HEREBY GIVEN THAT A Special Meeting of Shareholders (the “Special Meeting”) of the Funds, each a portfolio of Performance Funds Trust (the “Trust”) will be held at the principal offices of the Trust, 3435 Stelzer Road, Suite 1000, Columbus, Ohio, on Wednesday, April 28, 2010, at 12:00 p.m. Eastern Time, for the purpose of considering and acting upon:

1. The election of five Trustees of the Trust;

2. Approval of amendment of the Trust’s Trust Instrument to allow the Board to terminate the Trust, or a series or class thereof, without obtaining shareholder approval; and

3. Such other business as may properly come before the Special Meeting or any adjournment thereof.

Only shareholders of record as of the close of business on March 15, 2010 may vote at the Special Meeting or any adjournment(s) of the Special Meeting.

Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the Special Meeting, please complete, sign, date and mail the enclosed proxy card as promptly as possible in order to save the Funds further solicitation expense. Enclosed with the proxy card is an envelope addressed to the Trust for which no postage is required if mailed in the United States.

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 28, 2010

The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Funds’ website at www.performancefunds.com or by calling 1-800-PERFORM.

BY ORDER OF THE BOARD OF TRUSTEES

Curtis W. Barnes
Secretary

March 31, 2010

PERFORMANCE FUNDS TRUST

3435 Stelzer Road
Columbus, Ohio 43219

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 28, 2010

PROXY STATEMENT

The Board of Trustees of Performance Funds Trust (the “Trust”) has called a special meeting of shareholders of the Money Market Fund, U.S. Treasury Money Market Fund, Short Term Government Income Fund, Intermediate Term Income Fund, Large Cap Equity Fund, Mid Cap Equity Fund, Leaders Equity Fund and the Strategic Dividend Fund (each a “Fund” and together the “Funds”) to be held at 12:00 p.m., Eastern Time, on Wednesday, April 28, 2010, at 3435 Stelzer Road, Columbus, Ohio (the “Special Meeting”). The purpose of this Proxy Statement is to provide you with additional information regarding the proposals to be voted on at the Special Meeting and to ask you to vote in favor of the proposals and any adjournment of the Special Meeting.

This Notice of Special Meeting of Shareholders and Proxy Statement will be mailed to shareholders on or about March 31, 2010.

Trustmark Investment Advisors, Inc., (“Trustmark” or the “Adviser”), located at 1701 Lakeland Drive, Jackson, Mississippi 39216, provides investment advisory services to the Funds. Trustmark is a wholly-owned subsidiary of Trustmark National Bank. Trustmark National Bank is a wholly-owned subsidiary of Trustmark Corporation, a bank holding company. Trustmark National Bank is a national banking association, which provides a full range of banking and trust services to clients.

The administrator for the Funds is Citi Fund Services Ohio, Inc. (“Citi”). The distributor (principal underwriter) for the Funds is BHIL Distributors, Inc. (the “Distributor”). The address for the administrator is 3435 Stelzer Road, Columbus, Ohio, 43219-3035. The address for the Distributor is 4041 N. High Street, Suite 402, Columbus, Ohio, 43214.

The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof. Additional matters would only include matters that were not anticipated as of the date of this Proxy Statement. Each share of each Fund is entitled to one vote on Proposals 1 and 2 and on each other matter that it is entitled to be voted upon at the Special Meeting. In order for the Special Meeting to go forward there must be a quorum present. This means that at least one third (1/3) of the shares eligible to vote must be represented at the Special Meeting either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the Special Meeting in determining whether a proposal has been approved. If a proxy is returned with a broker non-vote on a proposal, the shares will be counted as present but not as votes cast with respect to that proposal.

The affirmative vote necessary to approve a matter under consideration may be determined with reference to the percentage votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were against the Proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a reasonable period or periods of time to permit further solicitations of proxies. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the Special Meeting (or any adjournment of the Special Meeting). See “Voting Procedures” for information about voting your shares.

You may revoke your proxy at any time up until voting results are announced at the Special Meeting. You can do this by writing to the Secretary of the Trust or by voting in person at the Special Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again — using your original proxy card. If you return a signed proxy card without voting instructions, your shares will be voted “for” each proposal.

Only shareholders of record of the Funds on March 15, 2010 (the “Record Date”) may vote at the Special Meeting or any adjournment of the Special Meeting. None of the matters to be presented at the Special Meeting will entitle any shareholder to cumulative voting or appraisal rights. The table below sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record Date and, therefore are entitled to vote at the Meeting.

	Shares Outstanding and Entitled to Vote
Fund	Class A	Class B	Institutional Class

Money Market Fund	12,000,292	N/A	656,084,966
U.S. Treasury Money Market Fund	N/A	N/A	170,125,395
Short Term Government Income Fund	626,673	N/A	7,436,510
Intermediate Term Income Fund	729,848	N/A	6,199,802
Large Cap Equity Fund	1,675,336	13,357	5,009,734
Mid Cap Equity Fund	1,821,289	44,350	5,100,592
Leaders Equity Fund	238,162	13,999	3,656,087
Strategic Dividend Fund	153,943	N/A	2,772,069

Proposal 1 requires the affirmative vote of a plurality of the votes cast at the Special Meeting in person or by proxy. Proposal 2 requires the affirmative vote of a majority of the shares voted in person or by proxy.

Other Matters

At this point, we know of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. However, if any other matters do come up that call for a vote of shareholders, the persons named as proxies will vote upon those matters according to their best judgment.

PROPOSALS FOR SHAREHOLDER APPROVAL

The table below has been prepared to assist you in determining which proposals apply to the Fund(s) you own.

Funds	Proposals

All Funds	Proposal 1:
Elect Five Trustees of the Trust.
Proposal 2:
Approve amendment of the Trust’s Trust Instrument to allow the Board to terminate the Trust, or a series or class thereof, without obtaining shareholder approval.

PROPOSAL 1 (Shareholders of each Fund)
TO ELECT FIVE TRUSTEES OF THE TRUST

At the Special Meeting, you will be asked to elect five nominees listed below as Trustees of the Trust. The Board has nominated the individuals listed below for election as Trustees, each to hold office until the next meeting of Shareholders for the election of Trustees and until his or her successor is elected and qualified. Three of the nominees (Walter P. Neely, Joe J. Powell III and Shirley Olson) currently serve as Trustees of the Trust and have been approved by Shareholders. Another nominee, Duane Dewey was elected to serve on the Board by the Board of Trustees and began serving on August 14, 2008. Mr. Dewey is deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Mr. Dewey is the Executive Vice President of Trustmark Corporate Banking and Wealth Management, a division of Trustmark National Bank, which is the parent company of Trustmark.

The final nominee, Michael Allen, was selected by the Board’s Nominating Committee and recommended to the independent Board members for election at a Board meeting held on February 18, 2010. After consideration, the independent Board members nominated and recommended the election by Shareholders of Mr. Allen at the Board meeting held on February 18, 2010. Mr. Allen has not previously served as a Trustee of the Trust. The Board of Trustees appointed Mr. Allen to serve as Advisory Trustee. As Advisory Trustee, Mr. Allen serves in a consulting capacity to the Board, providing such advice to the Board as requested regarding various affairs. The Advisory Trustee is compensated $2,250 for each Board meeting attended.

Because less than two-thirds of the Trustees holding office would have been elected by Shareholders, the Funds are required by federal law to hold a Shareholder meeting for the purpose of electing Trustees. Each nominee has indicated a willingness to serve if elected. If any of the nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion. Management has no reason to believe that any nominee will be unavailable for election.

The persons named as proxies on the enclosed proxy card will vote FOR the election of the nominees listed below unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for any nominee.

The five nominees for Trustees of the Trust, their ages, addresses, and descriptions of their principal occupations during the past five years, are listed in the table below. Below the nominee information, the principal executive officers of the Trust are listed, including their ages, addresses, positions with the Funds and principal occupations during the past five years.

				Number of
				Portfolios
				in Fund
		Term of		Complex	Other
	Position(s)	Office and		Overseen	Director-
	Held with	Length of	Principal Occupation(s)	by	Ships Held
Name, Address‡, and Age	the Trust	Time Served	During Past 5 Years	Trustee≠	by Trustee

Non-Interested Trustees
Joe J. Powell III,* Age: 56	Trustee	Indefinite, 11/02 to present	Founder, Director and President, Maximum Information Technology, Inc., 2000 to present.	8	N/A
Walter P. Neely, Ph.D., CFA* Age: 64	Trustee and Chairman	Indefinite, 5/92 to present	Professor and Consultant, Millsaps College, Jackson, Mississippi, 1980 to present.	8	N/A
Shirley F. Olson, D.B.A.* Age: 62	Trustee	Indefinite, 1/05 to present	Consultant, The Olson Consulting Group LLC, 1997 to present.	8	N/A
Interested Trustee
Duane Dewey,** Age: 51	Trustee	Indefinite, 8/08 to present	Executive Vice President, Trustmark Corporate Banking and Wealth Management, 2008 to Present; President, Trustmark Wealth Management Group, 2003 to 2008.	8	N/A
Nominee for Non-Interested Trustee
Michael L. Allen Age: 61	Advisory Trustee and Nominee for Trustee of the Trust	2/10 to present	Senior Vice President Wealth Management, PNC Financial Services, 2004-present.	8	N/A

≠	Fund Complex is comprised of eight (8) Funds.

‡	Each Trustee may be contacted by writing to the Trustee c/o Curtis Barnes, Citi Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110.

*	Member of the Audit Committee and Nominating and Governance Committee.

**	Mr. Dewey is deemed to be an “interested person” as defined by the 1940 Act because he is an officer, director, employee and is a shareholder of Trustmark.

Principal Officers

Principal Occupation(s)
Name, Address, and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	During Past 5 Years

Teresa Thornhill Age: 44 1701 Lakeland Drive Jackson, MS 39216	President of the Trust	Indefinite, 8/2008 to present	First Vice President, Trustmark National Bank, since 1999.
Curtis Barnes, Age: 56, 100 Summer Street, Suite 1500, Boston, MA 02110	Secretary of the Trust	Indefinite, 5/1999 to present	Senior Vice President, Regulatory Administration, Citi Fund Services — since May 1995.
Chris Sabato, Age: 40, 3435 Stelzer Road, Columbus, OH 43219	Treasurer of the Trust	Indefinite, 11/2004 to present	Senior Vice President, Fund Administration, Citi Fund Services — Employee since February 1993.
George Stevens Age: 58, 4041 N. High Street, Columbus, OH 43214	Chief Compliance Officer of the Trust	One year, 9/2005 to present	Director, Beacon Hill Fund Services, April 2008 to present; Vice President, Citi Fund Services, September 1996 to March 2008.

*	Ms. Thornhill is deemed to be an “interested person” as defined by the 1940 Act because she is an officer and employee of Trustmark.

The Trust has an Audit Committee, consisting of Messrs. Powell and Neely and Ms. Olson. Mr. Powell serves as chair of the Audit Committee. The members of the Audit Committee are not “interested persons” of the Trust, as defined by the 1940 Act (collectively, the “Non-Interested Trustees”). As set forth in its charter, the primary duties of the Trust’s Audit Committee are: (1) to recommend the selection, retention or termination of auditors and to evaluate the independence of auditors; (2) to meet with the Trust’s independent auditors as necessary; (3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors; (4) to review the fees charged by the auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in Fund and Adviser operations; (6) to review the findings of SEC examinations and consult with Fund management on appropriate responses; (7) to review any violations of the Code of Ethics for the funds and any other service provider required to have its employees report personal securities trades; (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and (9) to review any proposed plans of merger, sale, acquisitions, conversions or other similar transactions for the Funds and report its findings and recommendations to the Board; and (10) to preapprove any non-audit services or to approve and monitor any pre-approval policies with respect to non-audit services. The Audit Committee met three times during the fiscal year ended May 31, 2009.

The Trust also has a Nominating and Governance Committee that is comprised of the Non-Interested Trustees. Ms. Olson serves as chair of the Committee. The Nominating and Governance Committee has adopted a charter, which sets forth its primary duties as follows: (1) evaluate the qualifications of potential interested and non-interested Trustees; (2) to establish policies and procedures for the review of shareholder recommended nominees; (3) make recommendations to the full Board for membership on Board committees;(4) review the Board’s committee structure and duties; (5) review Board governance procedures and recommend appropriate changes to the full Board; and (6) review trustee compensation and recommend appropriate changes to independent trustees. The Nominating and Governance Committee Charter identifies evaluation criteria for trustee candidates. The Nominating and Governance Committee met once during the fiscal year ended May 31, 2009. The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Trust. Any submission should include at a minimum the following information: as to each individual proposed for election or re-election as trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Trust that are beneficially owned by such individual, the date such shares were acquired, whether such stockholder believes such individual is, or is not, an “interested person” of the Trust (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, and the rules thereunder (including such individual’s written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). Any such submission, in order to be considered for inclusion in the Trust’s proxy statement, should be submitted within a reasonable time (120 days) before the Trust begins to print and mail its proxy statement.

With respect to the criteria for selecting Non-Interested Trustees, it is expected that all candidates will generally possess the following minimum qualifications: personal integrity; ability to act independently with regard to the Trust’s affiliates and others in order to protect the interests of the Trust and its shareholders; demonstrated ability to use sound business judgment; sufficient financial or accounting knowledge to evaluate and analyze financial accounting and audit reports; breadth of experience on corporate or other institutional oversight bodies having similar responsibilities demonstrating a diligent fiduciary interest and concern; and ability to provide the necessary time to prepare for and attend all required meetings of the Board, applicable committees and disinterested Trustees, as required to adequately perform the duties of a Trustee and committee member. The Nominating and Governance Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Nominating and Governance Committee finds that the candidate had additional qualifications such that his or her qualifications, taken as a whole, qualifies the candidate to serve as a Non-Interested Trustee. The Nominating and Governance Committee may use a search firm or other sources to identify and evaluate Board candidates.

In recommending the election of Mr. Allen, the Nominating and Governance Committee considered, among other things, the criteria described in the above paragraph.

During the fiscal year ended May 31, 2009, the Board held a total of five meetings. Each Trustee attended all of the meetings held during this period. Each Trustee also attended all of the meetings of the committees of the Board on which he or she served during that time.

Correspondence intended for each Trustee may be sent to the attention of the individual Trustee or to the Board c/o Curtis Barnes, Citi Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110. All communications addressed to the Board of Trustees or any individual Trustee will be logged and sent to the Board or individual Trustee. The Trust does not hold annual meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meetings.

The Trustees and nominees who beneficially own shares of the Funds are listed in the following tables with the dollar range of their ownership in each as of December 31, 2009.

	Interested Trustee	Non-Interested Trustees
Funds	Dewey	Neely		Olson	Powell
Money Market	$10,001 — $50,000	Over $	100,000	$50,001 — $100,000	$0
U.S. Treasury Money Market	$0		$0	$0	$0
Short Term Government Income	$50,001 — $100,000		$0	$0	$0
Intermediate Term Income	$10,001 — $50,000		$0	$0	$0
Large Cap Equity	$10,001 — $50,000		$1 — $10,000	$0	$0
Mid Cap Equity	$10,001 — $50,000		$0	$0	$0
Leaders Equity	$10,001 — $50,000		$0	$10,001 — $50,000	$0
Strategic Dividend	$50,001 — $100,000		$0	$10,001 — $50,000	$0

Nominee for Non-
Interested Trustee
Funds	Allen

Money Market	$0
U.S. Treasury Money Market	$0
Short Term Government Income	$0
Intermediate Term Income	$0
Large Cap Equity	$0
Mid Cap Equity	$0
Leaders Equity	$0
Strategic Dividend	$0

Ownership of Securities of Certain Entities

The Non-Interested Trustees and the nominee for Non-Interested Trustee do not own any shares of Trustmark, the Funds’ Distributor (BHIL Distributors, Inc.), or any entity controlling, controlled by or under common control with Trustmark or the Distributor.

As compensation for their service to the Trust, Trustees who are not affiliated with the Distributor or Trustmark receive from the Trust an annual fee of $8,000 and a fee of $2,750 for each Board of Trustees meeting attended and a fee of $1,500 for each Committee meeting attended. Trustees who are affiliated with Trustmark do not receive compensation from the Trust but all Trustees are reimbursed for all out-of-pocket expenses relating to attendance at meetings. In addition to the Board meeting fee, the Chairman receives an annual fee of $2,000. In addition to the committee meeting fee, the Audit Committee and Nominating and Governance Committee Chairpersons receive an annual fee of $1,000. Officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

The following table reflects the compensation paid to the Trust’s current Trustees for the fiscal year ended May 31, 2009.

		Pension or
		Retirement		Total
		Benefits	Estimated	Compensation
	Aggregate	Accrued	Annual	from
	Compensation	as Part of	Benefits	Registrant
	from the	Fund	Upon	and Fund
Name of Person, Position	Registrant	Expenses	Retirement	Complex*

Duane Dewey, Trustee**	$0	$0	$0	$0
Shirley F. Olson, D.B.A. Trustee	$29,375	$0	$0	$29,375
Walter P. Neely, Ph.D., CFA Trustee	$28,625	$0	$0	$28,625
Joe J. Powell III, Trustee	$26,625	$0	$0	$26,625

*	There are eight Funds in the fund complex.

**	Elected as Trustee on August 14, 2008.

Required Vote

Election of each nominee as a Trustee of the Trust requires the vote of a plurality of the votes cast at the Special Meeting in person or by proxy, provided that a quorum is present. The votes of each Fund will be counted together for the election of the Trustees. Shareholders who vote FOR Proposal 1 will vote FOR each nominee. Those shareholders who wish to withhold their vote on any specific nominee(s) may do so on the proxy card.

THE BOARD, INCLUDING THE NON-INTERESTED TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS

VOTE “FOR” EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES
PROPOSAL 2 (Shareholders of each Fund)

TO APPROVE AMENDMENT OF THE TRUST’S TRUST INSTRUMENT TO ALLOW THE BOARD
TO TERMINATE THE TRUST, OR A SERIES OR CLASS THEREOF, WITHOUT
OBTAINING SHAREHOLDER APPROVAL

At a meeting on February 18, 2010, the Board unanimously approved, subject to shareholder authorization, an amendment (“Trust Amendment”) to the Trust’s Trust Instrument that would generally allow the Board to terminate the Trust, or a series or class thereof, without obtaining shareholder approval or authorization. The Trust Amendment would provide the Board greater flexibility and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act.

The Trust Amendment would generally permit the Board, subject to applicable federal and state law, to terminate all or a portion of the Trust or any of its series or classes. The Trust Instrument currently requires shareholder approval in connection with the termination of the Trust or any of its series or classes. The proposed Trust Amendment and the corresponding provision in the existing Trust Instrument are set forth in the attached Exhibit A.

The Trust Amendment gives the Board the flexibility to terminate all or a portion of the Trust, or any series or class thereof, without incurring the delay and costs of a proxy solicitation.

Before allowing termination of all or a portion of the Trust, or any series or class thereof, to proceed without shareholder approval, the Board has a fiduciary responsibility to first determine that the proposed transaction is in the shareholders’ interest. Any exercise of the Board’s increased authority under the proposed Trust Amendment is also subject to any applicable requirements of the 1940 Act and Delaware law.

The Board has no current intention to terminate the Trust or any Fund or class. The Board unanimously recommends that the shareholders vote FOR the Proposal approving the amendment of the Trust Instrument by adding the Trust Amendment. If the Proposal is not approved, the Trust Instrument will remain unchanged and in effect.

Required Vote

Approval of Proposal 2 requires the affirmative vote of a majority of all shares voted on Proposal 2 at the Special Meeting in person or by proxy. The votes of each Fund will be counted together for the approval of Proposal 2.

THE BOARD, INCLUDING THE NON-INTERESTED TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS
VOTE “FOR” PROPOSAL 2.

VOTING PROCEDURES

This proxy solicitation is being made by the Board for use at the Special Meeting. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Board will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. Trustmark may reimburse broker/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Trustmark without extra pay, may conduct additional solicitations by telephone, telecopy, and personal interviews. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes. Trustmark expects that the solicitations will be primarily by mail, but also will include telephone, telecopy, or oral solicitations.

As the Special Meeting date approaches, certain Shareholders of the Funds may receive a telephone call from Trustmark or its agents if their votes have not yet been received.

If you are voting in person, you may cast your vote at the offices of the Trust located at 3435 Stelzer Road, Suite 1000, Columbus, Ohio, on Wednesday, April 28, 2010, at 12:00 noon Eastern Standard Time. To obtain directions to the Trust’s offices please call 1-800-737-3676.

You may revoke your proxy at any time up until voting results are announced at the Special Meeting. You can do this by writing to the Secretary of the Trust or by voting in person at the Special Meeting and notifying the election judge that you are revoking your proxy. In addition, you can revoke a prior proxy simply by voting again using your original proxy card. If you return a signed proxy card without voting instructions, your shares will be voted “for” each Proposal.

Notice to Banks, Broker-Dealers and Voting Directors and their Nominees

Please advise Performance Funds Trust c/o Citi Fund Services, 100 Summer Street Suite 1500, Boston MA. 02110, whether other persons are beneficial owners of the Funds shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement needed to supply copies to the beneficial owners of these shares.

INDEPENDENT AUDITORS

KPMG LLP (“KPMG”) serves as the independent auditors for the Trust. KPMG provides audit services, tax return preparation and assistance and consultation in connection with certain SEC filings. KPMG is located at 191 West Nationwide Blvd., Suite 500, Columbus, Ohio, 43215. KPMG’s reports on the financial statements for the past [two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

KPMG has served as the Funds’ independent certified public accountants since 2007, providing audit, tax and other related services. Representatives of KPMG are not expected to be present at the Special Meeting.

Audit Committee Pre-Approval Policies and Procedures.  The Trust’s Audit Committee charter requires that the Audit Committee shall pre-approve all auditing services for the Trust and permitted non-audit services including the fees for such services and terms thereof) to be performed by the Funds’ independent registered public accountants for the Funds or the Funds’ investment adviser and any affiliate of the Funds’ investment adviser that provides ongoing services to the Funds where the nature of the non-audit services has a direct impact on the operations or financial reporting of the Funds. There are two methods by which pre-approval can be accomplished.

Under the first method, the engagement to render the services would be entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided (i) the policies and procedures are detailed as to the services to be performed, (ii) the Audit Committee is informed of each service, and (iii) such policies and procedures do not include delegation of the Audit Committee’s responsibilities under the Exchange Act , to the Fund’s management. Under the second method, the engagement to render the services would be presented to and pre-approved by the Audit Committee (subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit). The Chairman of the Audit Committee has the authority to grant pre-approvals of audit and permissible non-audit services by the independent public accountants, provided that all pre-approvals by the Chairman must be presented to the full Audit Committee at its next scheduled meeting. The Trust will provide for appropriate funding as determined by the Audit Committee, for payment of compensation to the independent public accountants and to any consultants, experts or advisors engaged by the Committee.

The Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds that were not required to be pre-approved was compatible with maintaining the Independent Registered Public Accounting Firm’s independence.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered for the audit of the Funds’ annual financial statements for the last two respective fiscal years were as follows:

2008	$107,800
2009	$84,000

Audit Related Fees

The aggregate fees billed by KPMG LLP for audit related services to the funds for the fiscal years ended May 31, 2008 and May 31, 2009.

2008	$35,800
2009	$29,000

Tax Fees

The aggregate fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the last two respective fiscal years were as follows:

2008	$37,400
2009	$38,600

All Other Fees

There were no other fees (i.e., for services other than those described above for Audit Related Fees and Tax Fees) billed by KPMG LLP with respect to the Fund for the fiscal years end May 31, 2008 and May 31, 2009.

SHARE OWNERSHIP INFORMATION

As of March 15, 2010, the Officers and Trustees of Trust, as a group, owned less than 1% of the Shares of any Fund.

The table below indicates each Fund’s shareholders of record and/or beneficial owners (to the Fund’s knowledge) who owned 5% or more of the Fund’s class of shares as of March 15, 2010. Persons who owned of record or beneficially more than 25% of a Fund’s outstanding shares may be deemed to control the Fund under applicable securities laws.

			Percentage of
Name and Address of Shareholder	Type of Ownership and Fund/Class	Number of Shares	Shares Outstanding

WILLIAM G YATES NANCY F YATES JTWROS 104 GULLY AVE PHILADELPHIA, MS 39350	Record Owner — MONEY MARKET FUND CLASS A	1,477,051.670	12.28%
ST DOMINIC JACKSON MEMORIAL HOSPITAL ATTN JENNIFER SINCLAIR 969 LAKELAND DR CONTRIBUTION FUND JACKSON, MS 392164602	Record Owner — MONEY MARKET FUND CLASS A	1,137,392.000	9.45%
ELIZABETH R WINDHAM 555 NORTH SIXTH AVE LAUREL, MS 39440	Record Owner — MONEY MARKET FUND CLASS A	1,072,456.380	8.91%

			Percentage of
Name and Address of Shareholder	Type of Ownership and Fund/Class	Number of Shares	Shares Outstanding

NECA-IBEW LOCAL 480 HEALTH AND WELFARE PLAN PO BOX 6467 JACKSON, MS 39282	Record Owner — MONEY MARKET FUND CLASS A	902,698.980	7.50%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 073990001	Record Owner — PERFORMANCE STRATEGIC DIVIDEND FUND A	90,744.649	58.95%
EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	Record and Beneficial Owner — PERFORMANCE STRATEGIC DIVIDEND FUND A	46,252.687	30.05%
NATIONWIDE INVESTMENT SERVICES CORP. P O BOX 182029 COLUMBUS, OH 432182029	Record Owner — PERFORMANCE STRATEGIC DIVIDEND FUND A	10,293.832	6.69%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 073990001	Record Owner — LARGE CAP EQUITY — B CLASS	8,050.751	60.27%
LEONARD T MILLS IRA 16 AMBER CIR PURVIS, MS 39475	Record Owner — LARGE CAP EQUITY — B CLASS	1,607.220	12.03%
PTC CUST IRA FBO CAROLYN B ADCOCK A C 1011-0623 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 921211968	Record and Beneficial Owner — LARGE CAP EQUITY — B CLASS	688.292	5.15%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 073990001	Record Owner — MID CAP EQUITY — B CLASS	37,256.302	84.00%
MORGAN KEEGAN & COMPANY, INC. MORGAN KEEGAN TOWER 18TH FLOOR 50 FRONT STREET MEMPHIS, TN 38103	Record Owner — MID CAP EQUITY — B CLASS	2,664.958	6.01%
PTC CUST IRA FBO CAROLYN B ADCOCK A C 1011-0623 9785 TOWNE CENTRE DRIVE SAN DIEGO, CA 921211968	Beneficial Owner — MID CAP EQUITY — B CLASS	2,566.203	5.79%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 073990001	Record Owner — LEADERS EQUITY FUND — B CLASS	11,529.425	82.36%
REENA PAREEK ROTH IRA 4032 JESSICA DR SOUTHAVEN, MS 38672	Record Owner — LEADERS EQUITY FUND — B CLASS	925.414	6.61%

			Percentage of
Name and Address of Shareholder	Type of Ownership and Fund/Class	Number of Shares	Shares Outstanding

VINOD PAREEK ROTH IRA 4032 JESSICA DR SOUTHAVEN, MS 38672	Record Owner — LEADERS EQUITY FUND — B CLASS	923.775	6.60%
EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	Record and Beneficial Owner — SHORT TERM GOV’T INCOME CLASS A	285,320.507	45.53%
NATIONWIDE INVESTMENT SERVICES CORP. P O BOX 182029 COLUMBUS, OH 432182029	Record Owner — SHORT TERM GOV’T INCOME CLASS A	264,159.334	42.15%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 073990001	Record Owner — SHORT TERM GOV’T INCOME CLASS A	66,266.834	10.57%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	Record Owner — PERFORMANCE STRATEGIC DIVIDEND FUND CL I	2,746,370.441	99.07%
TRUSTMARK NATIONAL BANK TTEE VARIOUS TRUST ACCOUNTS 248 E CAPITOL ST RM 580 JACKSON, MS 392012503	Record Owner — MONEY MARKET FUND — INSTITUTIONAL CLASS	655,346,511.020	99.89%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	Record Owner — SHORT TERM GOV’T INCOME--INSTITUTIONAL	7,320,283.424	98.44%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	Record Owner — INTERMEDIATE TERM INCOME FUND — INST.	6,049,050.385	97.57%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	Record Owner — LARGE CAP EQUITY, INST	4,824,969.552	96.31%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	Record Owner — MID CAP EQUITY — INSTITUTIONAL CLASS	4,986,768.401	97.77%
NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET NEW YORK, NY 10281	Record Owner — LEADERS EQUITY FUND — INSTITUTIONAL	3,592,537.857	98.26%
NATIONWIDE INVESTMENT SERVICES CORP. P O BOX 182029 COLUMBUS, OH 432182029	Record Owner — INTERMEDIATE TERM INCOME FUND CLASS A	411,468.839	56.38%

			Percentage of
Name and Address of Shareholder	Type of Ownership and Fund/Class	Number of Shares	Shares Outstanding

EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	Record Owner — INTERMEDIATE TERM INCOME FUND CLASS A	246,557.182	33.78%
TRUSTMARK NATIONAL BANK TTEE VARIOUS TRUST ACCOUNTS 248 E CAPITOL ST RM 580 JACKSON, MS 392012503	Record Owner — U.S. TREASURY MONEY MARKET — INST. CLASS	169,112,137.010	99.40%
EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	Record Owner — LARGE CAP EQUITY — CLASS A	769,735.670	45.95%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 073990001	Record Owner — LARGE CAP EQUITY — CLASS A	398,885.279	23.81%
NATIONWIDE INVESTMENT SERVICES CORP. P O BOX 182029 COLUMBUS, OH 432182029	Record Owner — LARGE CAP EQUITY — CLASS A	368,429.458	21.99%
EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	Record Owner — MID CAP EQUITY — CLASS A	860,413.873	47.24%
NATIONWIDE INVESTMENT SERVICES CORP. P O BOX 182029 COLUMBUS, OH 432182029	Record Owner — MID CAP EQUITY — CLASS A	670,173.831	36.80%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 073990001	Record Owner — MID CAP EQUITY — CLASS A	188,970.462	10.38%
EMJAY CORPORATION CUSTODIAN FBO PLANS OF RPSA CUSTOMERS 8515 E ORCHARD RD GREENWOOD VILLAGE, CO 80111	Record Owner — LEADERS EQUITY FUND — A CLASS	174,287.489	73.18%
PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY, NJ 073990001	Record Owner — LEADERS EQUITY FUND — A CLASS	43,675.605	18.34%
NATIONWIDE INVESTMENT SERVICES CORP. P O BOX 182029 COLUMBUS, OH 432182029	Record Owner — LEADERS EQUITY FUND — A CLASS	16,479.039	6.92%

ANNUAL AND SEMI-ANNUAL REPORT

Copies of the Trust’s most recent annual and semi-annual report, including financial statements, previously have been sent to shareholders. This Proxy Statement should be read in conjunction with the annual and semi-annual reports. Copies of the reports are available without charge upon request by writing to the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or by calling 1-800-737-3676.

SHAREHOLDER MEETING COSTS

The Funds will be responsible for the cost of preparing, printing and mailing the enclosed proxy card, and accompanying notice and Proxy Statement and all other costs in connection with solicitation of proxies related to the required approvals.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board is not aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in the Trust’s proxy statement for the next meeting of shareholders (if any) should send his or her written proposal to the Trust’s Secretary, Curtis Barnes, at Citi Fund Services, 100 Summer Street, Suite 1500, Boston, MA 02110, so that it is received within a reasonable time in advance of any such meeting in order to be included in the Trust’s proxy statement and proxy card relating to that meeting and presented at the meeting. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law, and other governing instruments.

YOUR VOTE IS IMPORTANT. YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY MARKING, SIGNING, DATING, AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.)

BY ORDER OF THE BOARD OF TRUSTEES

Teresa Thornhill
President

March 31, 2010

EXHIBIT A

Proposed Trust Amendment	Corresponding Existing Trust Instrument Provision

Section 11.04	Section 11.04
(a) This Trust shall continue without limitation of time but subject to the provisions of sub-sections(b) and(c) of this Section 11.04.	(a) This Trust shall continue without limitation of time but subject to the provisions of sub-section (b) of this Section 11.04.
(b) Subject to the provisions of sub-section(c) of this Section 11.04, the Trustees may, subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, and subject to a vote of a majority of the Trustees, except as noted below,

(b) The Trustees may, subject to a Majority Shareholder Vote of each Series affected by the matter or, if applicable, to a Majority Shareholder Vote of the Trust, and subject to a vote of a majority of the Trustees,

(i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or

 (i) sell and convey all or substantially all of the assets of the Trust or any affected Series to another trust, partnership, association or corporation, or to a separate series of shares thereof, organized under the laws of any state which trust, partnership, association or corporation is an open-end management investment company as defined in the 1940 Act, or is a series thereof, for adequate consideration which may include the assumption of all outstanding obligations, taxes and other liabilities, accrued or contingent, of the Trust or any affected Series, and which may include shares of beneficial interest, stock or other ownership interests of such trust, partnership, association or corporation or of a series thereof; or

(ii) at any time sell and convert into money or otherwise terminate such Series or class, all of the assets of the Trust or any affected Series or class.	(ii) at any time sell and convert into money all of the assets of the Trust or any affected Series.

 Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities in either(i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of that Series then outstanding:

 Upon making reasonable provision, in the determination of the Trustees, for the payment of all such liabilities in either (i) or (ii), by such assumption or otherwise, the Trustees shall distribute the remaining proceeds or assets (as the case may be) of each Series (or class) ratably among the holders of Shares of that Series then outstanding.

A-1

Proposed Trust Amendment	Corresponding Existing Trust Instrument Provision

(c) The Trustees may take any of the actions specified in subsection(b)(ii) above without approval of the Shareholders of the Trust or any Series or class if a majority of the Trustees determines, in their sole discretion, that the continuation of the Trust or such Series or class is not in the best interests of the Trust, such Series, such class or their respective Shareholders. In reaching such determination, the Trustees may consider such factors as the Trustees, in their sole discretion, deem to be appropriate, which factors may include, without limitation, the inability of the Trust or a Series or class to maintain its assets at an appropriate size, changes in laws or regulations governing the Trust or the Series or class or affecting assets of the type in which the Trust or such Series invests, or economic developments or trends having a significant adverse impact on the business or operations of the Trust or such Series or class.

(c) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section (b), the Trust or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be cancelled and discharged.

 Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust’s certificate of trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

(d) Upon completion of the distribution of the remaining proceeds or the remaining assets as provided in sub-section(b), the Trust or any affected Series shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties hereunder and the right, title and interest of all parties with respect to the Trust or Series shall be cancelled and discharged.

Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause all necessary actions to be taken.

A-2

PERFORMANCE FUNDS TRUST
(the “Performance Funds”)

VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS’ MEETING
TO BE HELD APRIL 28, 2010

[Fund Name Prints Here]

The undersigned hereby appoints Curtis Barnes and Michael Baker, or either of them, true and lawful attorneys-in-fact, with full power of substitution to vote as designated below the number of shares of The Performance Fund(s) held of record by the undersigned at the Special Shareholders’ Meeting to be held on Wednesday, April 28, 2010 at 12:00 noon (EST) and at any adjournment thereof, upon the matters below as set forth in the Notice of Special Shareholders’ Meeting and Proxy Statement.

Receipt of Notice of Special Shareholders’ Meeting and Proxy Statement is acknowledged by your execution of these voting instructions. Mark, sign, date and return these instructions in the addressed envelope — no postage required. Please mail promptly to save The Performance Fund(s) further solicitation expenses.

NOTE: PLEASE SIGN YOUR NAME EXACTLY AS YOUR SHAREHOLDER NAME OR NAMES APPEAR ON THE ACCOUNT. THIS WILL AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD SO INDICATE.

Signature Date

Signature (if held jointly) Date
The Notice of the Special Meeting and Proxy Statement are available on the Funds’ website at www.performancefunds.com or by calling 1-800-PERFORM.

Title if a corporation, partnership or other entity
▲  FOLD HERE — DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE.

VOTES OF SHAREHOLDERS FOR WHICH NO VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED “FOR”.

PLEASE SEE THE REVERSE SIDE FOR THE PROPOSALS TO BE VOTED ON.

This section was intentionally left blank

TAGID: “TAG ID”	CUSIP: “CUSIP”

PERFORMANCE FUNDS TRUST
(the “Performance Funds”)

VOTING INSTRUCTIONS FOR SPECIAL SHAREHOLDERS’ MEETING
TO BE HELD APRIL 28, 2010

[Fund Name Prints Here]

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF PERFORMANCE FUNDS TRUST. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE. ☒

PROPOSALS:

1.	To elect the following five nominees as Trustees of the Funds, each of whom will serve until his or her successor is elected and qualified.

1.  Walter P. Neely            3.  Duane Dewey            5.  Shirley F. Olson
2.  Joe J. Powell, III           4.  Michael Allen

FOR ALL            WITHOLD ALL            FOR ALL EXCEPT

☐                         ☐                             ☐

If you wish to withhold authority to vote “FOR” one or more nominees, mark the “FOR ALL EXCEPT” box and write the nominee’s number(s) on the line provided below. Your shares will be voted “FOR” any remaining nominee(s).

2.	Approve an Amendment of The Trust’s Trust Instrument to allow the Board to terminate the Trust, or a series or class thereof, without obtaining shareholder approval.

FOR                    AGAINST                 ABSTAIN

☐                             ☐                         ☐

3.	To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof in the discretion of the proxies or their substitutes. As of the date of the Proxy Statement, the Board knew of no matter that needed to be acted on at the Special Meeting other than the above Proposals.

FOR YOUR CONVENIENCE, YOU MAY VOTE BY RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Performance

“Scanner Bar Code”

TAG ID:	CUSIP: